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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 1, 2001

IMPAC SECURED ASSETS CORP. (as company under a Pooling and Servicing Agreement, dated as of June 1, 1998, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1998-2)


                           Impac Secured Assets Corp.
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             (Exact name of registrant as specified in its charter)

          CALIFORNIA               333-53986                   33-071-5871
(State or Other Jurisdiction      (Commission                (I.R.S. Employer
of Incorporation)                 File Number)               Identification No.)


1401 Dove Street
Newport Beach, California                                            92660
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(Address of Principal                                            (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  1. Amendment No. 1 dated as of February 15, 2001, to the Pooling and Servicing Agreement, dated as of June 1, 1998 among Impac Secured Assets Corp., as company, Impac Funding Corporation, as master servicer, and Bankers Trust Company of California, National Association, as trustee.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  IMPAC SECURED ASSETS CORP.


                                  By:     /s/ Richard Johnson
                                          --------------------------------------
                                  Name:   Richard Johnson
                                  Title:  Chief Financial Officer and Secretary


Dated:  May 1, 2001






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                                     EXHIBIT